Exhibit 10.13

NON-COMPETITION AND NON-SOLICITATION AGREEMENT This Non-Competition And Non-Solicitation Agreement (this “Agreement”) is dated as of May 1, 2012 by and between Tandon Enterprises, Inc., a Delaware corporation (“Tandon”), and SDJ Technologies, Inc., a Delaware corporation (“SDJ”). RECITALS WHEREAS, to date, Syrma Technologies Pvt Ltd. (“Syrma”) has overseen and fulfilled, on behalf of, SDJ, an assembled memory module business (the “AMM Business”) pursuant to which Syrma (i) assembled the modules, (ii) shipped directly to SDJ’s customers and (iii) effected the invoicing with respect to such shipment and sales; WHEREAS, further to a services agreement of even date herewith, Syrma and SDJ have agree that the relationship regarding the AMM Business will be altered as follows (i) Syrma will act as a contract manufacturer and will ship such modules to SDJ’s customers of the aforementioned assembled memory modules further to a customary EMS contract and (ii) SDJ will invoice it’s customers directly; [WHEREAS, to support the AMM Business, Tandon and Syrma executed a License Agreement of even date herewith (the “Syrma License”) whereby Tandon agreed to license certain intellectual property to Syrma necessary for the operation of the AMM Business;] WHEREAS, on July 7, 2010, SDJ and Monster Cable Products, Inc. (“Monster”) executed a License Agreement, as amended on each of August 24, 2011 and April 4, 2012 (the “Monster License”) whereby Monster granted SDJ the exclusive, world-wide right to develop, manufacture, sell and distribute memory data storage products under the Monster trademarks and logos (the “Monster Business”); WHEREAS, to support the Monster Business, Tandon and SDJ executed a License Agreement of even date herewith (the “SDJ License”) whereby Tandon agreed to license certain intellectual property to SDJ necessary for the operation of the Monster Business in exchange for shares of SDJ common stock; WHEREAS, the AMM Business and Monster Business are together known as the “Business”; WHEREAS, following the SEA Closing Date, SDJ desires to receive, and Tandon is willing to provide, or cause to provide for a limited period of time, certain services in connection with the Business, subject to the terms and conditions of a Services Agreement of each date herewith (the “Services Agreement”); WHEREAS, each of the SDJ License, Syrma License [and SDJ Sublicense] and Services Agreement shall be effective as of the closing of that certain Share Exchange Agreement of even date herewith (the “SEA”) by and between Tandon Digital, Inc., a Delaware corporation (’’Tandon Digital"), and SDJ, the closing of the SEA to be conditioned on the initial closing of up to a $5.5 million private placement of Tandon Digital's common stock (the “SEA Closing Date”);

WHEREAS, on and after the SEA Date, SDJ is to continue to engage in the Business, including the Restricted Activities (as defined herein); NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, in the SEA and in the other documents referenced above, the parties hereto agree as follows: SECTION 1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings: (a) “Affiliates” means, with respect to a party, any corporation or other business entity directly or indirectly controlling, controlled by or under common control with such party; as used herein, the term "control" means possession of the power to direct, or cause the direction of the management and policies of a corporation or other entity whether through the ownership of voting securities, by contract or otherwise. (b) “SDJ Bankruptcy” means that date SDJ becomes insolvent; or SDJ files a petition in bankruptcy or insolvency; or SDJ is adjudicated bankrupt or insolvent; or if SDJ files any petition or answer seeking reorganization, readjustment or arrangement of SDJ’s business under any law relating to bankruptcy or insolvency; or if a receiver, trustee or liquidator is appointed for any of the property of SDJ and within 60 days thereof SDJ fails to secure a dismissal thereof; or SDJ makes any assignment for the benefit of creditors; or of government expropriation of any material portion of the assets of SDJ. (c) “Competing Business” means any business that is engaged, directly or indirectly, in Restricted Activities. (d) “Non-Compete Period” means the period commencing on the SEA Closing Date and automatically terminating without further documentation on earlier of (i) the termination of the SDJ License or (ii) the SDJ Bankruptcy. (e) “Non-Solicitation Period” means that period commencing on the SEA Closing Date and automatically terminating without further documentation on the (i) earlier of the termination of the SDJ License or (ii) the SDJ Bankruptcy. (f) “Restricted Activities” means (i) the development, manufacture, sale and distribution of assembled memory modules and memory data storage products; (ii) the marketing, packaging, advertising and promotion of any of the products and services listed in this definition; in each case, carried on within the Territory during the Non-Compete Period. (g) “Territory” means the United States of America, Puerto Rico and Canada [others?] SECTION 2. Effectiveness. This Agreement shall be effective as of the SEA Closing Date and (a) shall be null and void and of no further force and effect if the SEA Agreement is terminated in accordance with its terms prior to SEA Closing Date and (b) shall terminate at the end of the Non-Compete Period.

SECTION 3. Agreement Not to Compete. (a) Except as provided in Sections 3(b) and (c), Tandon shall not and shall cause each of its Affiliates not to, (i) directly or indirectly, participate in, engage in or carry on any Restricted Activities or own, operate, control, share any revenues of or have any profit or other debt or equity interest in any Competing Business or (ii) actively assist any person or entity (other then SDJ or its subsidiaries) in any way (including by means of proving financing to such Person), directory or indirectly, to participate in, engage in or carry on any Restricted Activities or own, operate, control, share any revenues of or have any profit or other debt or equity interest in any Competing Business. (b) Notwithstanding anything herein to the contrary, Section 3(a) shall not prohibit either Tandon or its Subsidiaries from the following activities. (i) in the ordinary course of business of Tandon or any of its Affiliates, the purchase of products or services from, or sale of products or services to, a person or entity that is engaged in Restricted Activities, provided that the primary purpose of any such purchases or sales is not to assist such person or entity in engaging in or establishing a Competing Business; or (ii) the beneficial ownership of not more than an aggregate of 5.0% of the outstanding voting power of any person or entity engaged in any Competing Business whose securities are listed on any national securities exchange or automated quotation system, provided that Tandon nor Syrma, or any of its Affiliates, directly or indirectly, controls such Competing Business; (c) the event Tandon or any of its Affiliates acquires an ownership or other interest in, any Competing Business in excess of the percentage threshold set forth in Section 3(b)(ii), Section 3(a) shall nevertheless be deemed not breached in the event that Tandon, or the relevant Affiliate, uses all reasonable efforts to dispose of such interest or indebtedness in excess of such thresholds in a bona fide sale at market value (as determined in good faith by the Board of Directors of Tandon) as soon as possible, Tandon, or the relevant Affiliates completes the sale of such interest or indebtedness in excess of such thresholds within 12 months of the date of acquisition of such interest or indebtedness. For the avoidance of doubt, Tandon, or the relevant Affiliates, will be in breach of this Agreement if it continues to have any ownership or other interest in, or indebtedness of, such Competing Business in excess of such thresholds beyond 12 months following the date of the acquisition of such interest or indebtedness. (d) During the Non-Compete Period, Tandon shall not, and shall cause each of its Affiliates not to, enter into any agreement to license or otherwise exploit any mark using the word "Monster" or any derivation thereof for use in any Restricted Activities or Competing Business. SECTION 4. Agreement not to Solicit.

(a) During the Non-Solicitation Period, neither Tandon nor any of its Affiliates will (a) solicit, recruit or hire any employee of SDJ or any of its subsidiaries or (b) solicit or encourage any employee of SDJ or any of its subsidiaries to leave the employment of SDJ or such subsidiary, provided that this Section will not prohibit (i) general solicitations of or advertisements for employment by Tandon or any of its Affiliates that are not specifically directed toward such employees and (ii) the solicitation, recruitment or hiring by Tandon or any of its Affiliates of any such employee whose employment with SDJ or any of its subsidiaries was involuntarily terminated prior to such solicitation, recruitment or hiring. (b) During the Non-Solicitation Period, neither SDJ nor any of its subsidiaries will (a) solicit, recruit or hire any employee of Tandon or any of its Affiliates or (b) solicit or encourage any employee of Tandon or any of its Subsidiaries to leave the employment of Tandon or such Affiliates, provided that this Section will not prohibit (i) general solicitations of or advertisements for employment by SDJ or any of its subsidiaries that are not specifically directed toward such employees and (ii) the solicitation, recruitment or hiring by SDJ or any of its subsidiaries of any such employee whose employment with Tandon or any of its Affiliates was involuntarily terminated prior to such solicitation, recruitment or hiring. SECTION 5. Miscellaneous. (a) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. (b) Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5(b)): If to Tandon: 2125 B Madera Road, Simi Valley, CA 93065 Facsimile: 805-582-4431 E-mail: dltandon@tandon.com Attention: CEO If to SDJ: 2125 B Madera Road, Simi Valley, CA 93065 Facsimile: 805-582-4431 E-mail: jltandon@monsterdigital.com Attention: CEO

(c) Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. (d) Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. (e) Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. (f) Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Notwithstanding anything herein to the contrary, (i) in the event any person or entity acquires, by any means, including by merger or consolidation, assets of SDJ or its subsidiaries, including equity interests in any such Subsidiaries, that constitute all or substantially all the consolidated assets of SDJ and its subsidiaries, SDJ may assign its rights and obligations hereunder to such acquirer and (ii) Tandon agrees not to effect or enter into any agreement to effect, any sale, transfer or other disposition by any means of assets constituting all or substantially all the consolidated assets of Tandon to any person or entity if the successor, surviving or acquiring person or entity will not automatically succeed to the obligations of Tandon under this Agreement by operation of law, unless such person or entity agrees in writing, for the benefit of SDJ, to assume the obligations of Tandon hereunder with respect to the assets so acquired by such person entity. (g) No Third-party Beneficiaries. Except as provided herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. (h) Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. (i) Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. (j) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of California . (k) Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California in each case located in the city of Los Angeles and county of Los Angeles, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. (l)Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. (m) Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. Tandon Enterprises, Inc. By: Name: Title: SDJ Technologies, Inc. By: Name: Title: